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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 8, 2004


                           PARK PLACE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of October 1, 2004, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2004-MHQ1)


                           Park Place Securities, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




Delaware                           333-118640-02              34-1993512
----------------------------       -------------          ----------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                       92868
----------------------------------------               ----------
(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:  (714) 541-9960

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



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Description of the Certificates and the Mortgage Pool

         On October 8, 2004 (the "Closing Date"), a single series of certificates, entitled Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-MHQ1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement, dated as of October 1, 2004 (the "Agreement"), among Park Place Securities, Inc. as depositor (the "Registrant"), HomEq Servicing Corporation as master servicer (the "Master Servicer") and Wells Fargo Bank, N.A. as trustee (the "Trustee").

         The Certificates designated as the Series 2004-MHQ1 Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien and second adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Initial Mortgage Loans having an aggregate principal balance of $2,200,000,213.66.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the Closing Date.








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Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

          1.   Not applicable

          2.   Not applicable

          3.   Exhibits


   Exhibit No.         Item 601(a) of                                        Description
                       Regulation S K
                         Exhibit No
        1                    99                 Characteristics of the Mortgage Pool as of October 1, 2004,
                                                relating to Park Place Securities, Inc., Asset-Backed Pass-Through
                                                Certificates, Series 2004-MHQ1.








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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October __, 2004


                                           AMERIQUEST MORTGAGE SECURITIES INC.


                                           By:    /s/ John P. Grazer
                                           Name:  John P. Grazer
                                           Title: CFO


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                                Index to Exhibits


    Exhibit No.                Item 601(a) of                            Description                      Sequentially
    -----------                Regulation S K                            -----------                     Numbered Page
                                 Exhibit No.                                                             -------------
                                 -----------
         1                           99                   Characteristics of the Mortgage Pool as              P
                                                          of October 1, 2004, relating to Park
                                                          Place Securities, Inc., Asset-Backed
                                                          Pass-Through Certificates, Series
                                                          2004-MHQ1.